TACTICIAL INVESTMENT SERIES TRUST

TFA Tactical Income Fund

Class A: TFALX

Class I: TFAZX

Tactical Growth Allocation Fund

Class A: TFAEX

Class I: TFAFX

TFA Quantitative Fund

Class A*

Class I: TFAQX

TFA AlphaGen Growth Fund

Class A*

Class I: TFAGX

Supplement dated August 24, 2023

To the Fund’s Prospectus and

Statement of Additional Information (“SAI”)

dated April 28, 2023

The Board of Trustees (the “Board”) of Tactical Investment Series Trust (the “Trust”) has approved the closure of Class A shares of the TFA Tactical Income Fund (the “Income Fund”) and Tactical Growth Allocation Fund (the “Growth Fund”, and together with the Income Fund, the “Funds”) effective immediately. Existing shareholders of the Funds’ Class A shares will have their shares converted to Class I shares of the respective Fund at the close of business on Thursday, August 31, 2023 (the “Conversion Date”).

The Class conversion is intended to be tax-free, meaning that the Fund’s Class A shareholders will become Class I shareholders without realizing any gain or loss for federal tax purposes. The Funds will complete the share class conversion using the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. As a result of the conversion, shareholders holding Class A shares of the Fund as of the Conversion Date will benefit from the Class I share’s reduced shareholder fees and annual fund operating expenses relative to the Class A shares.

Effective on the Conversion Date, all references to Class A shares in the Funds’ Prospectus and Statement of Additional Information are removed. As a result of the closure of Class A shares, the Funds' Distribution Plan has been terminated. Effective on the Conversion Date, all references to the Distribution Plan in the SAI are removed.

This Supplement revises information in the Fund’s prospectus and SAI, which can be obtained by calling us at 1-877-974-3787, visiting us at www.tfafunds.com, or writing to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-877-974-3787.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE